Exhibit 10.2	Execution Copy

FIRST AMENDMENT

This First Amendment (this “Amendment”), dated as of November 1, 2011, is by and among WPX Energy, Inc., a Delaware corporation (“Borrower”), the Lenders party hereto, and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”) and as Swingline Lender.

WHEREAS, the Borrower, the Lenders, the Administrative Agent, Swingline Lender and Issuing Banks are parties to that certain Credit Agreement dated as of June 3, 2011 (the “Credit Agreement”; the capitalized terms of which are used herein unless otherwise defined herein);

WHEREAS, the Borrower has requested and the Required Lenders have agreed to amend the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The definition of “Apco Argentina” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Apco Argentina” means Apco Oil and Gas International Inc., a Cayman Islands company, and its subsidiaries.

(b) The definition of “WPX Separation” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“WPX Separation” means the earliest to occur of (a) the initial public offering of Class A common stock of the Borrower, (b) the distribution of common stock of the Borrower through a tax-free spin-off to shareholders of Williams and (c) so long as no Change of Control occurs as a result thereof, a private sale of the Borrower’s Equity Interests, and any transaction related thereto (other than under any equity compensation plan); in each case with respect to all or a portion of the Borrower’s common stock or Equity Interests.

(c) Section 4.01(f) of the Credit Agreement is hereby amended in its entirety to read “[reserved]”.

(d) The first Section 4.01(g) of the Credit Agreement is hereby deleted in its entirety.

(e) A new Section 5.10 of the Credit Agreement is hereby added as follows:

Section 5.10 Potential Collateral. If, upon the first issuance after the Effective Date by the Borrower of senior unsecured notes, the long-term senior unsecured debt rating of the Borrower is equal to or less than Ba2 (or the equivalent) by Moody’s and BB (or the equivalent) by S&P, then within 120 days thereafter (or such later date that the Administrative Agent may agree acting in its sole discretion) the Borrower shall grant to the Administrative Agent a legal, valid and enforceable first priority Lien (subject to Permitted Liens) in at least 80% of the PV of the Proved Reserves of Oil and Gas Properties of the Borrower and its Subsidiaries (including the Capital Stock of any Subsidiary that owns such Oil and Gas Properties) pursuant to security documentation in form and substance reasonably agreed to between the Borrower and the Administrative Agent, together with the completion of all other actions, recordings and filings of or with respect thereto that the Administrative Agent may deem necessary in order to perfect the Liens created thereby and such other additional closing documents, certificates and legal opinions as may reasonably be requested by the Administrative Agent. The Indebtedness under the Loan Documents secured by any Lien granted pursuant to this Section 5.10 shall not be factored in any calculation or determination of secured indebtedness set forth in clauses (ff) and (gg) of Permitted Liens. All Liens granted pursuant to this Section 5.10 shall automatically terminate and the collateral subject to such Lien shall be automatically released upon the occurrence of the Investment Grade Date or upon termination of this Agreement. Additionally, in connection with the sale or other disposition of any Oil and Gas Properties subject to a Lien or of the Capital Stock of any Subsidiary that owns any Oil and Gas Properties subject to a Lien, any such Lien shall automatically terminate and the collateral subject to such Lien shall be automatically released upon the occurrence of such sale or other disposition.

Section 2. Condition to Effectiveness. This Amendment shall become effective (the “Amendment Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

Section 3. Representations and Warranties. The Borrower hereby represents and warrants that, as of the Effective Date:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby do not contravene (i) the Borrower’s organizational documents or (ii) any law or any restriction under any material agreement binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

Section 4. Effect of Loan Document.

(a) The Credit Agreement and the Loan Documents remain in full force and effect, as amended hereby, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, however denominated. After the Amendment Date, any reference to the Credit Agreement in any Loan Document shall be a reference to the Credit Agreement, as amended by this Amendment.

(b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations and warranties under this Amendment may be a Default or Event of Default under other Loan Documents as provided therein.

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Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or electronic transmission (i.e., pdf) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Date.

WPX ENERGY, INC.

By:	/s/ Rodney J. Sailor
Name:	Rodney J. Sailor
Title:	Treasurer & Deputy Chief Financial Officer

Signature Page to First Amendment – WPX Energy, Inc.

CITIBANK, N.A., Individually and as Administrative Agent and as an Issuing Bank

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-In-Fact

Signature Page to First Amendment – WPX Energy, Inc.

BANK OF AMERICA, N.A.,
Individually and as an Issuing Bank

By:	/s/ Benjamin E. Sauter
Name:	Benjamin E. Sauter
Title:	Vice President

Signature Page to First Amendment – WPX Energy, Inc.

BARCLAYS BANK PLC,
Individually and as an Issuing Bank

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to First Amendment – WPX Energy, Inc.

JPMORGAN CHASE BANK, N.A.,
Individually and as an Issuing Bank

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

Signature Page to First Amendment – WPX Energy, Inc.

BNP PARIBAS,
Individually and as an Issuing Bank

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

Signature Page to First Amendment – WPX Energy, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

Signature Page to First Amendment – WPX Energy, Inc.

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Signature Page to First Amendment – WPX Energy, Inc.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Director

Signature Page to First Amendment – WPX Energy, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupar Kumar
Name:	Nupar Kumar
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to First Amendment – WPX Energy, Inc.

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

By:	/s/ John S. McGill
Name:	John S. McGill
Title:	Director

Signature Page to First Amendment – WPX Energy, Inc.

DNB NOR BANK ASA

By:	/s/ Nikolai A. Nachamkin
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

By:	/s/ Evan Uhliċk
Name:	Evan Uhliċk
Title:	Vice President

Signature Page to First Amendment – WPX Energy, Inc.

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

Signature Page to First Amendment – WPX Energy, Inc.

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to First Amendment – WPX Energy, Inc.

MORGAN STANLEY BANK, N.A.

By:	/s/ Frank Jolley
Name:	Frank Jolley
Title:	Authorized Signatory

Signature Page to First Amendment – WPX Energy, Inc.

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to First Amendment – WPX Energy, Inc.

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Signature Page to First Amendment – WPX Energy, Inc.

WELLS FARGO BANK, N.A.

By:	/s/ Paul V. Farrell
Name:	Paul V. Farrell
Title:	Director

Signature Page to First Amendment – WPX Energy, Inc.

COMPASS BANK

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

Signature Page to First Amendment – WPX Energy, Inc.

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

Signature Page to First Amendment – WPX Energy, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Name:
Title:

Signature Page to First Amendment – WPX Energy, Inc.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Bruce E. Hernandez
Name:	Bruce E. Hernandez
Title:	Vice President

Signature Page to First Amendment – WPX Energy, Inc.

BOKF, NA DBA BANK OF OKLAHOMA

By:	/s/ Julie Elliott
Name:	Julie Elliott
Title:	Vice President

Signature Page to First Amendment – WPX Energy, Inc.